                                                                 Exhibit 10.23.1


                                  AMENDMENT TO
                THE AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT
                               DATED MARCH 5, 1999


                  THIS AMENDMENT TO CERTAIN TERMS OF THE AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Amendment") dated as of May 24, 1999, by and among Medscape, Inc., a Delaware corporation (the "Corporation"), and the Stockholders who are parties to the Amended and Restated Stockholders' Agreement, dated as of March 5, 1999 (as so amended, the "Stockholders' Agreement").

                  WHEREAS, pursuant to Sections 12 and 13 of the Stockholders' Agreement, the written consent of (i) the Corporation, (ii) the Stockholders holding a majority of (x) the shares of Series C Stock and (y) the Vested Shares held by Dr. Drezner, (iii) the Stockholders holding at least 66 2/3 of the shares of Series D Preferred Stock, and (d) the Stockholders holding a majority of the shares of Class A Common Stock is required for any amendment to, and waiver of the provisions of, the Stockholders' Agreement; and

                  WHEREAS, the parties to the Stockholders' Agreement wish to amend the Stockholders Agreement as set forth below.

                  NOW, THEREFORE, in consideration of the premises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby agree as follows:

                  SECTION 1. Definitions. Capitalized terms used herein and not defined herein, shall have the meaning given such terms in the Stockholders' Agreement.

                  SECTION 2. Amendment to Section 2 - Election of Directors. A new subsection 2.(j) shall be added to the Stockholders' Agreement, which shall read in its entirety as follows:

                  "(j) The rights and obligations of the Corporation and the Stockholders set forth in this Section 2 shall terminate upon the consummation of a Designated Offering."

                  SECTION 3. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 4. Stockholders' Agreement to Remain in Full Force and Effect. Except as amended hereby, the Stockholders' Agreement shall remain in full force
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and effect and is hereby ratified, adopted and confirmed in all respects. All references in the Stockholders' Agreement to "herein," or words of like import, and all references to the Stockholders' Agreement in any agreement or document shall hereafter be deemed to refer to the Stockholders' Agreement, as amended hereby.

                  SECTION 5. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

                  SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts taken together, shall constitute but one and the same amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed as of the date and year first written above.


                                     MEDSCAPE, INC.


                                     By: /s/ Paul T. Sheils
                                         -------------------------------------
                                         Paul T. Sheils
                                         President and Chief Executive Officer

                                    (STOCKHOLDER WITH RIGHTS UNDER SECTION 13)


                                    /s/Jeffrey L . Drezner
                                    --------------------------------
                                    Jeffrey L. Drezner, M.D., Ph.D.


                                        3
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                              INVESTOR STOCKHOLDERS
                                (SERIES C STOCK)



/s/ Esther Dyson                             CSK VENTURE CAPITAL CO., LTD.,
--------------------------------------
ESTHER DYSON                                 as investment manager for CSK-1(B)
                                             Investment Fund
APA EXCELSIOR IV, L.P.
                                             By: /s/ Max Kuroishi
                                                 -------------------------------
                                             Name:  Max Kuroishi
By: /s/ Alan Patricof                        Title:     Director
--------------------------------------
   Name:  Alan Patricof
   Title:
                                             CSK VENTURE CAPITAL CO., LTD.,
                                             as investment manager for CSK-2
COUTTS & CO. (CAYMAN) LTD., C/F              Investment Fund
APA EXCELSIOR IV/OFFSHORE, L.P.


By: /s/ Alan Patricof                        By: /s/ Max Kuroishi
--------------------------------------           -------------------------------
   Name:  Alan Patricof                      Name: Max Kuroishi
   Title:                                    Title:    Director


THE PATRICOF PRIVATE                         MEDIA TECHNOLOGY VENTURES, L.P.
INVESTMENT CLUB



By: /s/ Alan Patricof                        By: /s/ Barry Weinman
--------------------------------------           -------------------------------
   Name:  Alan Patricof                      Name:  Barry M. Weinman
   Title:                                    Title: Managing Member of the General
                                                    Partner

CSK VENTURE CAPITAL CO., LTD.,
as investment manager for CSK-1(A)           MEDIA TECHNOLOGY VENTURES
Investment Fund                              ENTREPRENEURS FUND, L.P.


By: /s/ Max Kuroishi                         By:/s/ Barry Weinman
--------------------------------------           -------------------------------
   Name: Max Kuroishi                        Name:  Barry M. Weinman
   Title:   Director                         Title: Managing Member of the
                                                    General Partner


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

ROBERT A. BERNHARD, WILLIAM L.               RHL VENTURES LLC
BERNHARD, FRANK A. WEIL, AND
LAWRENCE B. BUTTENWEISER,
TRUSTEES U/A DATED 9/3/64 F/B/O              By: /s/ Robert H. Lessin
                                                 ---------------------------------
ROBERT A. BERNHARD FAMILY                        Name:  Robert H. Lessin
                                                 Title:

By: /s/ Robert Bernhard                      TOLEDOT INVESTMENTS, L.P.
   ---------------------------------
     Name:  Robert A. Bernhard
     Title:  Trustee
                                             By:/s/ Richard Linhart
                                                ---------------------------------
                                                RICHARD LINHART, GENERAL
                                                PARTNER

ROBERT A. BERNHARD, WILLIAM L.
BERNHARD, JOHN L. LOEB, AND
BENJAMIN J. BUTTENWEISER,                       /s/ Richard Linhart
TRUSTEES U/W/D DOROTHY L.                      ---------------------------------
BERNHARD F/B/O ROBERT A.                       RICHARD LINHART
BERNHARD ARTICLE 9TH
                                                /s/ Victor Scaravilli
                                                ---------------------------------
By:  /s/ Robert Bernhard                        VICTOR SCARAVILLI
     ---------------------------------
     Name:  Robert A. Bernhard
     Title:  Trustee                          BE PARTNERS

WORMSER FRERES                                By:/s/ Timothy Sommerfield
                                                 ---------------------------------
                                              Name:  Timothy Sommerfield
By: /s/ Marcel Wormser                        Title:     Partner
    ---------------------------------
     Name:  Marcel Wormser
     Title:    Administrateur                    /s/ Mark Braunstein
               Wormser Freres, Paris             ---------------------------------
                                                 MARK BRAUNSTEIN, M.D.

OPPENHEIMER & CO., INC.                       TBG INFORMATION INVESTORS, L.L.C.

By: /s/ Nathan Gantcher                       By /s/ Oakleigh Thorne
    ---------------------------------            ---------------------------------
     Name:  Nathan Gantcher                   Name:  Oakleigh Thorne
     Title:    Vice Chairman                  Title:    Chairman & CEO

/s/ Roger Mulvihill
---------------------------------
ROGER MULVIHILL


/s/ Mary Mulvihill
---------------------------------
MARY MULVIHILL


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
                             INVESTING STOCKHOLDERS

                     (SERIES D CONVERTIBLE PREFERRED STOCK)


CSK VENTURE CAPITAL CO., LTD.                CSK VENTURE CAPITAL CO., LTD. AS
AS INVESTMENT MANAGER FOR                    INVESTMENT MANAGER FOR
CSK-1(B) INVESTMENT FUND                     CSK-1(A) INVESTMENT FUND


By:/s/ Max Kuroishi                          By: /s/ Max Kuroishi
    ---------------------------------            ---------------------------------
     Name:  Max Kuroishi                         Name:  Max Kuroishi
     Title:     Director                         Title:  Director
     Address:  Kenchikukaikan, 7F                Address:  Kenchikukaikan, 7F
               5-26-20 Shiba, Minato-ku                    5-26-20 Shiba, Minato-ku
               Tokyo 108-0014 Japan                        Tokyo 108-0014 Japan


CSK VENTURE CAPITAL CO., LTD.                HEARST COMMUNICATIONS, INC.
AS INVESTMENT MANAGER FOR
CSK-2 INVESTMENT FUND
                                             By: /s/ Kenneth Bronfin
                                                 ---------------------------------
                                                  Name:  Kenneth A. Bronfin
By: /s/ Max Kuroishi                              Title:    Senior Vice President
    ---------------------------------             Address:  959 8th Avenue, Suite 331
     Name:  Max Kuroishi                                    New York, NY  10019
     Title:     Director
Address:  Kenchikukaikan, 7F                 MEDIA TECHNOLOGY VENTURES, L.P.
          5-26-20 Shiba, Minato-ku
          Tokyo 108-0014 Japan               By: /s/ Barry Weinman
                                                 ---------------------------------
                                                 Name:  Barry M. Weinman
WORMSER FRERES                                   Title: Managing Member of the
                                                        General Partner

By: /s/ Marcel Wormser
    ---------------------------------
     Name: Marcel Wormser
     Title:   Administrateur, Wormser Freres,
Paris
Address:  Banque D'Escompte
          13 Blvd. Haussmann
          75009 Paris France

                                                           APA EXCELSIOR IV, L.P.



                                                           By:      APA EXCELSIOR IV PARTNERS, L.P.,
                                                                    its General Partner

                                                           By:      PATRICOF & CO. MANAGERS, INC.,
MEDIA TECHNOLOGY VENTURES                                           its General Partner
ENTREPRENEURS FUND, L.P.

                                                           By:      /s/ Alan Patricof
                                                                    ---------------------------------
By: /s/ Barry Weinman                                               Name:  Alan J. Patricof
    ---------------------------------
     Name:     Barry M. Weinman                                     Title:    Chairman
     Title:       Managing Member of the
                    General Partner


APA EXCELSIOR IV/OFFSHORE, L.P.                            PATRICOF PRIVATE INVESTMENT CLUB, L.P.

By:      PATRICOF & CO. VENTURES, INC.,                    By:      APA EXCELSIOR IV PARTNERS, L.P.,
         its Investment Advisor                                     its General Partner

                                                           By:      PATRICOF & CO. MANAGERS, INC.,
                                                                    its General Partner


By:  /s/ Alan Patricof                                     By:      /s/ Alan Patricof
     ---------------------------------                              ---------------------------------
         Name:  Alan J. Patricof                                    Name:  Alan J. Patricof
         Title:    Chairman                                         Title:    Chairman


WESTON PRESIDIO CAPITAL II, L.P.                           WESTON PRESIDIO CAPITAL III, L.P.
By:      Weston Presidio Capital                           By:      Weston Presidio Capital Management III,
         Management II, LP,                                         LLC, its General Partner
         its General Partner

By:  /s/ Carlo von Schroeter                               By:  /s/ Carlo von Schroeter
     ---------------------------------                              ---------------------------------
       Carlo von Schroeter, General Partner                        Carlo von Schroeter



WPC ENTREPRENEUR FUND, L.P.                                HIGHLAND CAPITAL PARTNERS IV
By:      Weston Presidio Capital                           LIMITED PARTNERSHIP
         Management III, LLC,                              By:      Highland Management Partners IV LLC,
         its General Partner                                        its General Partner


By: /s/ Carlo von Schroeter                                By:  /s/ Wycliffe Grousbeck
     ---------------------------------                              ---------------------------------
      Carlo von Schroeter                                          Wycliffe Grousbeck, General Partner

HIGHLAND ENTREPRENEURS' FUNDS
IV, LIMITED PARTNERSHIP

By:      Highland Entrepreneurs' Fund IV
         LLC, its General Partner

By:    /s/ Wycliffe Grousbeck
     ---------------------------------
        Member

                              EXISTING STOCKHOLDERS


(SERIES A PREFERRED STOCKHOLDER)                    (CLASS A COMMON STOCKHOLDER)


THE EXCELSIOR FUND I


By: /s/ Alan Patricof                               /s/ Peter M. Frishauf
    --------------------------------                ---------------------------------
    Name:   Alan Patricof                           PETER M. FRISHAUF
    Title:


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